SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 1999

                                    FCNB CORP
             (Exact name of registrant as specified in its charter)

       MARYLAND                                           52-1479635
(State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

 7200 FCNB COURT, FREDERICK, MARYLAND                       21703
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: (301)662-2191

ITEM 7:   FINANCIAL STATEMENTS


          On December 31, 1998, FCNB Corp (the "Company") completed its acquisition of Frederick Underwriters, Inc. and its affiliated companies ("Underwriters"), by means of a stock-for-stock exchange of shares accounted for as a pooling of interests. The Securities and Exchange Commission, in its Accounting Series Release No. 135, prohibits affiliates of all parties to a transaction accounted for as a pooling of interests from selling any shares received in the transaction until at least 30 days of post merger combined results have been published.

          Accordingly, attached hereto is the unaudited consolidated balance sheet for the Company, including Underwriters, as of January 31, 1999 and the related unaudited consolidated statement of income and comprehensive income for the one-month period then ended.

FCNB CORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)                                     January 31,
                                                              1999
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Cash and due from banks                                    $27,974
Interest-bearing deposits in other                           5,723
  banks
Federal funds sold                                           2,408
--------------------------------------------------------------------------------
 Cash and cash equivalents                                  36,105
--------------------------------------------------------------------------------
Loans held for sale                                          4,889
--------------------------------------------------------------------------------
Investment securities held to maturity                      29,789
--------------------------------------------------------------------------------
Investment securities available for                        412,926
  sale-at fair value
--------------------------------------------------------------------------------
Loans                                                      722,157
Less: Allowance for credit losses                           (7,325)
    Unearned income                                            (20)
--------------------------------------------------------------------------------
       Net loans                                           714,812
--------------------------------------------------------------------------------
Bank premises and equipment                                 25,089
--------------------------------------------------------------------------------
Other assets                                                56,855
--------------------------------------------------------------------------------
       Total assets                                     $1,280,465
================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
LIABILITIES
Deposits:
  Noninterest-bearing deposits                            $122,141
  Interest-bearing deposits                                703,093
--------------------------------------------------------------------------------
       Total deposits                                      825,234
Short-term borrowings:
   Federal funds purchased and
    securities sold under
    agreements to repurchase                                66,286
   Other short-term borrowings                             243,133
Long term debt:
  Guaranteed preferred beneficial
    interests in the
    Company's subordinated debentures                       40,250
Accrued interest and other liabilities                      14,956
--------------------------------------------------------------------------------
       Total liabilities                                 1,189,859
--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock                                                10,062
Surplus                                                     46,609
Retained earnings                                           29,643
Accumulated other comprehensive income                       4,292
--------------------------------------------------------------------------------
        Total shareholders' equity                          90,606
================================================================================
        Total liabilities and                           $1,280,465
         shareholders' equity
================================================================================

FCNB CORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME  AND COMPREHENSIVE INCOME (UNAUDITED)

(Dollars in thousands, except per share amounts)
--------------------------------------------------------------------------------
                                                         For the one month ended
                                                                January 31,
                                                                    1999
--------------------------------------------------------------------------------
Interest income:
  Interest  and  fees on loans                                  $5,326
  Interest  and  dividends  on  investment
  securities:
    Taxable                                                      2,154
    Tax exempt                                                      31
    Dividends                                                      121
  Interest on federal funds sold                                    49
  Other interest income                                              2
--------------------------------------------------------------------------------
    Total interest income                                        7,683
--------------------------------------------------------------------------------
 Interest expense:
  Interest on deposits                                           2,501
  Interest on federal funds purchased and securities
    sold under agreements to repurchase                            287
  Interest on other short-term borrowings                        1,074
  Interest on long term debt                                       290
--------------------------------------------------------------------------------
    Total interest expense                                       4,152
--------------------------------------------------------------------------------
Net interest income                                              3,531
Provision for credit losses                                        150
--------------------------------------------------------------------------------
 Net interest income after provision for credit losses           3,381
--------------------------------------------------------------------------------
Noninterest income:
  Service fees                                                     406
  Insurance commissions                                            585
  Net securities gains                                             257
  Gain on sale of loans                                             87
  Income from bank-owned life insurance                            134
  Other operating income                                           174
--------------------------------------------------------------------------------
    Total noninterest income                                     1,643
--------------------------------------------------------------------------------
Noninterest expenses:
  Salaries and employee benefits                                 1,973
  Occupancy expenses                                               416
  Equipment expenses                                               274
  Merger related expenses                                            0
  Other operating expenses                                         684
--------------------------------------------------------------------------------
    Total noninterest expenses                                   3,347
--------------------------------------------------------------------------------
  Income before provision for income taxes                       1,677
  Income tax expense                                               542
--------------------------------------------------------------------------------
 Net income                                                      1,135
--------------------------------------------------------------------------------
    Other comprehensive income, net of tax:
  Unrealized gains on securities:
  Unrealized holding gains arising during period, net of           578
     taxes of $378
   Less: reclassification adjustment for gains
    included in net income, net of taxes of $101                   156
--------------------------------------------------------------------------------
Other comprehensive income, net of taxes of $277                   422
--------------------------------------------------------------------------------
Comprehensive income                                            $1,557
================================================================================
Net income - before merger related expenses                     $1,135
================================================================================
Basic earnings per share                                         $0.11
================================================================================
Diluted earnings per share                                       $0.11
================================================================================
Basic earnings per share - before merger related expenses        $0.11
================================================================================
Diluted earnings per share - before merger related expenses      $0.11
================================================================================
Basic weighted average number of shares outstanding         10,061,060
================================================================================
Diluted weighted average number of shares outstanding       10,104,109
================================================================================

                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FCNB CORP

                                                  By:   /s/ A. Patrick Linton
                                                        ------------------------
                                                            A. Patrick Linton


Dated: February 24, 1999